SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 9, 2004

The Amended and Restated Pooling and Servicing Agreement, dated as of June 15, 2001, including the
Series 2002-1 Supplement, dated as of December 17, 2002, among Mellon Premium Finance Loan
Owner Trust, as transferor, AFCO Credit Corporation, as servicer, AFCO Acceptance Corporation, as servicer, Premium Financing Specialists of California, Inc., as back-up servicer, Premium Financing
Specialists of California, Inc., as back-up servicer, and Wells Fargo Bank Minnesota, National
Association, as trustee, in connection with the issuance of Mellon Bank Premium Finance Loan Master
Trust , Class A Floating Rate Asset-Backed Certificates and Class B Floating Rate Asset-Backed
Certificates, Series 2002-1.

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of registrant as specified in its charter)

United States	333-99477 and 333-101671	25-0659306

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of registrant as specified in its charter)

New York	333-99477-02 and 333-101671-02	51-0015912

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of registrant as specified in its charter)

Delaware	333-99477-01 and 333-101671-01	51-6522553

(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

c/o Chase Manhattan Bank, USA, National Association
1201 North Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          20. Monthly Certificateholders Statement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A.
By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President &
Chief Financial Officer
MELLON PREMIUM FINANCE LOAN OWNER
TRUST
By: Mellon Bank N.A., as Administrator
By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President &
Chief Financial Officer
MELLON BANK PREMIUM FINANCE LOAN
MASTER TRUST
By: Mellon Bank N.A., as Administrator
By:	/s/ MICHAEL A. BRYSON
	Name:	Michael A. Bryson
	Title:	Executive Vice President &
Chief Financial Officer

Dated: December 13, 2004

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing
20	Monthly Certificateholders Statement	Filed herewith